EXECUTION COPY
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                             SHAREHOLDERS AGREEMENT

         THIS AGREEMENT is made and entered into as of the 16th day of May, 2000, by and among RETURN.COM ONLINE, INC., a Georgia corporation (the "Company"), INNOTRAC CORPORATION, a Georgia corporation ("Innotrac"), and MAIL BOXES ETC. USA, INC., a California corporation ("MBE").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Innotrac formed the Company for the purpose of engaging in the business of handling product returns for e-commerce companies, retailers and catalog houses (the "Company's Business"); and

         WHEREAS, MBE and Innotrac desire to form a strategic relationship with respect to the ownership, operation and management of the Company; and

         WHEREAS, as part of such strategic relationship, simultaneously with the execution of this Agreement, MBE will acquire issued and outstanding capital stock of the Company and warrants to purchase such capital stock; and

         WHEREAS, the parties believe it is desirable and in their mutual interests to set forth their agreements with respect to the voting and transferability of the shares of capital stock of the Company now or hereafter held by them, certain matters of corporate governance, and certain other matters regarding managing the affairs of the Company;

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.  DEFINITIONS.
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         For  purposes of this  Agreement,  the  following  terms shall have the following meanings:

         (a)  "AFFILIATE"  of any  Person  means any other  Person  directly  or
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indirectly controlling, controlled by or under direct or indirect common control with the former Person, where "control" means the power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities, by contract or otherwise.

         (b) "ARTICLES" means the Articles of  Incorporation of the Company,  as
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amended from time to time.

         (c) "BOARD OF DIRECTORS" means the board of directors of the Company.
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         (d) "BUSINESS DAY" means any day other than a Saturday, a Sunday or any
              ------------
day on which national banks in the State of Georgia are required or permitted to be closed.

         (e) "BYLAWS"  means the Bylaws of the Company,  as amended from time to
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time.

         (f)  "PERSON"  means and  includes  an  individual,  a  partnership,  a
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corporation, a trust, a joint venture, an unincorporated organization, a limited liability company and a government or any department or agency thereof.

         (g)  "QUALIFIED PUBLIC OFFERING" means an underwritten  public offering
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on a firm commitment basis pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "SECURITIES ACT"), covering the offer and sale of Shares in which the aggregate net cash proceeds of the offering to the Company and any selling Shareholders in the offering equal or exceed $25,000,000.

         (h) "SHAREHOLDERS"  means,  collectively,  Innotrac,  MBE and any other
              ------------
holder of Shares subsequent to the date of this Agreement. Any Shareholder must agree in writing to become a party to and be bound by this Agreement.

         (i)  "SHARES"  means and  includes  any and all issued and  outstanding
               ------
shares of capital stock of the Company held beneficially or of record by the Shareholders, but Shares will not include options or warrants to acquire shares or instruments convertible into shares.

         (j) "TRANSFER" means to sell, assign,  transfer or otherwise dispose of
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any of the Shares.

         (k) "WARRANT" means the warrant to purchase common stock of the Company
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issued to MBE pursuant to SECTION 6 and in the form of EXHIBIT A.

         2.  MANAGEMENT OF THE COMPANY.
             -------------------------

         (a) The business and affairs of the Company shall be managed and conducted by its Board of Directors as provided by law and by the Articles and the Bylaws, subject to the provisions of this Agreement.

         (b) The Board of Directors of the Company shall initially consist of five members. Each of Innotrac and MBE shall have the right to designate and

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

have elected two members of the Board of Directors, and to remove the directors designated by it at any time, with or without cause, but only for so long as such Shareholder is the registered owner of at least 25% of the Shares; provided, however, that MBE shall have such right through December 31, 2000, despite it being at any such time through such date the registered owner of less than 25% of the Shares. For so long as each of Innotrac and MBE is the registered owner of at least 10% of the Shares, the other member of the Board of Directors (the "OUTSIDE DIRECTOR") will be designated, and may be removed at any time, with or without cause, by mutual agreement of Innotrac and MBE. On and after January 1, 2001, if Innotrac or MBE is the registered owner of 10% or more of the Shares but less than 25% of the Shares, such Shareholder shall have the right to designate and have elected only one member of the Board of Directors, and to remove the director designated by it at any time, with or without cause. Promptly after January 1, 2001, if MBE is not the record owner of 25% or more of the Shares, MBE will determine which of the two directors nominated by it will be removed from the Board of Directors, and will cause that person to resign or be removed from the Board. If Innotrac or MBE is the registered owner of less than 10% of the Shares, such Shareholder will not have the right to designate or have elected any members of the Board of Directors under this Agreement; provided, however, if MBE is the registered owner of 5% of the Shares and MBE's exclusivity obligations are in effect under SECTION 15 of that certain Services and Marketing Agreement between MBE and the Company to be dated shortly after the date of this Agreement, MBE shall have the right to designate and elect one director and jointly designate with Innotrac the Outside Director, until MBE owns less than 5% of the Shares or such exclusivity obligations terminate. If any member of the Board of Directors designated by Innotrac or MBE resigns, is removed, dies or is unable or unwilling to serve as a director of the Company, then the Shareholder who designated such member shall have the sole right to appoint a successor director, provided that the Shareholder who designated the member still has the right to appoint such director under this SECTION 2(B). If the Outside Director resigns, is removed, dies or is unable or unwilling to serve as a director of the Company, then Innotrac and MBE shall appoint a successor director by mutual agreement, provided that each of Innotrac and MBE is the registered owner of at least 10% of the Shares. Each Shareholder agrees to vote its Shares or to take any other action reasonably necessary or convenient to give effect to the provisions of this SECTION 2(B).

         (c) The parties agree (i) to cause the Board of Directors to elect Scott D. Dorfman as the initial Chairman of the Board of Directors of the Company and (ii) that members of the Board of Directors other than an Outside Director shall not receive fees for service on the Board or committees thereof, but shall be reimbursed for reasonable expenses of travel and lodging associated with Board and committee meetings.

         (d) In addition to matters which by law or by the Articles or Bylaws are required to be considered and approved by the Board of Directors, the Company, shall not issue shares of the Company's capital stock, or options for or instruments convertible into capital stock, without approval of a majority of the entire Board of Directors; provided that, in addition, issuances of capital stock in certain amounts require Shareholder approval under SECTION 3.


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

         (e) As soon as practicable after the date hereof, the Company shall prepare, or cause to be prepared, with input and assistance from the Shareholders, an annual budget for the Company's first fiscal year, which shall be approved by a majority of the entire Board of Directors. With respect to each following fiscal year, the Company shall prepare, or cause to be prepared, with input and assistance from the Shareholders, a proposed annual budget for such fiscal year, and shall present such proposed annual budget to the Board of Directors for approval. Any proposed annual budget approved by a majority of the entire Board of Directors shall constitute the annual budget for the fiscal year to which such annual budget relates. If the Board of Directors fails to approve all or any part of the proposed annual budget for any fiscal year, the annual budget in effect for the prior fiscal year shall remain in effect until the Board of Directors approves a new annual budget with respect to a fiscal year. Each annual budget shall include the costs and expenses anticipated to be incurred by the Shareholders for or on behalf of the Company during such fiscal year, including costs and expenses to be incurred by the Company under the Services and Marketing Agreement by and between the Company and MBE and the Services Agreement by and between the Company and Innotrac, both to be dated shortly after the date hereof, (collectively, the "SERVICE AGREEMENTS").

         3.  FUNDAMENTAL ACTIONS.
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         (a) In addition to any other approvals required by law, the Articles or the By-Laws, without the express approval of the holders of at least 75% of the Shares, the Company shall not, nor shall the Shareholders cause the Company to:

                  (i) Make any material change in the Company's Business, including the commencement of any business venture by the Company that is not substantially similar to the Company's Business immediately prior to the proposed commencement of the business venture;

                  (ii) Enter into any transaction or series of transactions within a fiscal year with any of the Shareholders or any of their respective Affiliates with consideration between such Shareholder or Affiliate and the Company in excess of $60,000, other than the transactions contemplated in the Services Agreements;

                  (iii) Liquidate, dissolve or wind up the affairs, or adopt any plan for the liquidation, dissolution or winding up of the affairs, of the Company;

                  (iv) Commence any voluntary proceeding for bankruptcy under the United States Bankruptcy Code;

                  (v) Pay any dividend or make any distribution to any Shareholder, or repurchase or redeem the Shares of any Shareholder (except in accordance with the right of first refusal provisions set forth in SECTION 4(C));


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

                  (vi) Acquire any equity interest in any Person, lend any money to any Person or otherwise make an investment in any Person;

                  (vii) Acquire all or substantially all of the assets of any Person;

                  (viii) Merge or consolidate the Company with any Person, enter into a recapitalization, or adopt any plan of share exchange involving the Company pursuant to Section 14-2-1102 of the Georgia Business
         Corporation Code, any successor statute, or any similar laws of any other jurisdiction;

                  (ix) Alter or amend the Articles or Bylaws;

                  (x) Sell all or substantially all of the assets of the Company;

                  (xi) Issue options to purchase shares of the Company's capital stock to a Shareholder, any of its Affiliates or the employees of a Shareholder or any of such Shareholder's Affiliates; provided that the grants of options to acquire 3,333,333 shares of the Company's Common Stock to Innotrac and MBE and its Affiliates or its employees promptly after the date of this Agreement shall not require approval under this
         SECTION 3;

                  (xii) Increase or decrease the size of the Board of Directors;

                  (xiii) Issue common stock or instruments convertible to common stock to any person in amounts equal to or greater than 5% of the then outstanding Common Stock;

                  (xiv) Incur debt in excess of 25% of the capital contributed to the Company; or

                  (xv) Amend the Services Agreements in any material respect.

         (b) Prior to December 29, 2000, the parties agree that if any action set forth in SECTION 3(A) will be considered by the Shareholders, the party requesting that the action be considered will provide 30 days' written notice to the other party.

         (c) Each Shareholder agrees to vote all Shares owned or controlled by it, execute and deliver such documents, take such further actions, and otherwise use its best efforts to cause the Board of Directors to vote in such a manner as may be necessary or desirable to carry out the purposes and intent of this
SECTION 3.

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

         4.  RESTRICTIONS ON TRANSFER OF SHARES.
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         (a) GENERAL.  No  Shareholder  may  Transfer any of its Shares,  or any
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interest therein,  or allow the same to be subject,  directly or indirectly,  to
Transfer by operation of law or agreement, or pledge, mortgage, hypothecate, assign or transfer as security any of its Shares, without the prior written consent of the other Shareholder(s) (which consent will be conditioned upon the transferee, pledgee or other secured party agreeing in writing to be bound by the terms and conditions of this Agreement), except as expressly permitted by this Agreement. Notwithstanding anything in this Agreement to the contrary, without the prior written consent of the other Shareholders, no Shareholder may transfer or sell Shares owned by it until after the first anniversary of this Agreement, except pursuant to SECTION 4(b) of this Agreement. Any purported Transfer, pledge, mortgage or hypothecation in any other manner shall be void, and shall not be recognized or given effect by the Company. The parties acknowledge that the Shares owned by MBE will be pledged to Chase Manhattan as Administrative Agent pursuant to that certain Credit Agreement dated June 10, 1998, as amended (including the Guarantee and Collateral Agreement made by U.S. Office Products Company and certain of is subsidiaries in favor of Chase Manhattan Bank as Administrative Agent dated as of June 10, 1998 and the other agreements and instruments executed in connection therewith, the "CREDIT AGREEMENT") and agree that the terms of this Agreement, shall apply to the shares pledged thereunder. MBE represents and warrants to the Company and Innotrac that no consents are required to be obtained pursuant to the Credit Agreement for the execution, delivery and performance of this Agreement and the Service Agreements, and that this Agreement and the Service Agreements will not violate the Credit Agreement or constitute a breach thereunder.

         (b)  TRANSFERS TO  AFFILIATES,  SUCCESSORS.  Notwithstanding  any other
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provision of this Agreement to the contrary,  each  Shareholder may transfer any or all of its Shares to any direct or indirect wholly-owned subsidiary or subsidiaries of such Shareholder or to any Person acquiring all or substantially all of the assets of such Shareholder or to any Person into which such Shareholder has merged from and after the date of this Agreement. Each such transferee shall first agree in writing to be bound by the terms and conditions of this Agreement as if it were an original party hereto. SECTION 4(c) of this Agreement does not apply to the transfer by a Shareholder pursuant to the first sentence of SECTION 4(b).

         (c) RIGHT OF FIRST  REFUSAL.  All of the  Shares,  without  limitation,
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shall be subject to the following provisions:

                  (i) A Shareholder may Transfer any or all of its Shares, without the consent required above, if the Shareholder (the "SELLING SHAREHOLDER") first obtains a bona fide written offer (the "OUTSIDE OFFER") from a non-Affiliated third party (the "THIRD PARTY") to purchase such Shares (the "OFFERED SHARES") and, before accepting the Outside Offer, such Shareholder offers, in succession, to sell the Offered Shares to the Company and the other Shareholders (as a group) upon the terms, including price, contained in the Outside Offer. The Selling Shareholder's successive offers to the Company and the other Shareholders shall be in writing and shall be accompanied by a copy of the Outside Offer and the full name and address of the Third Party.


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

                  (ii) The Company shall have the right to purchase all (but not less than all) of the Offered Shares upon the terms, including price, contained in the Outside Offer. Within ten (10) days after the Company receives the Selling Shareholder's offer, the Secretary of the Company shall call a special meeting of the Board of Directors in accordance with the Bylaws for the purpose of deciding whether the Company will accept the Selling Shareholder's offer to sell the Offered Shares to the Company. In lieu of such special meeting, the Secretary may provide the notices required by law and the Bylaws in order for the directors of the Company to sign a written consent evidencing their decision with respect to the offer. None of the directors designated by the Selling Shareholder under SECTION 2(b) shall have a vote on the question of whether the Company shall accept such offer; provided, however, that such directors shall sign any written consent of the directors for the purpose of authorizing and implementing the decision of the other director(s) on behalf of the Company concerning the offer. In addition, the Company's purchase of the Offered Shares is subject to SECTION 3 of this Agreement, to the extent applicable. The Company shall have thirty
         (30) days from receipt of the offer from the Selling Shareholder within which to accept the offer by delivering a written acceptance notice to the Selling Shareholder. Failure by the Company to accept the Selling Shareholder's offer within said 30-day period shall be deemed a rejection of such offer by the Company.

                  (iii) If the Company rejects or is deemed to have rejected the Selling Shareholder's offer to sell the Offered Shares to the Company, then the Selling Shareholder shall offer to sell the Offered Shares to the other Shareholders upon the terms, including price, contained in the Outside Offer. The other Shareholders shall have the right to purchase all (but not less than all) of the Offered Shares upon the terms, including price, stated in the Outside Offer, and each in an amount proportionate to its own respective holdings of the Shares held by the other Shareholders (unless: (x) otherwise agreed among them, or (y) one or more of them decline the Selling Shareholder's offer, in which event, the remaining other Shareholders shall be entitled to purchase the excess Offered Shares in amounts proportionate to their own respective holdings of the Shares held by the remaining other Shareholders or as otherwise agreed among them). The other Shareholders shall have thirty (30) days from receipt of the offer from the Selling Shareholder in which to accept the Selling Shareholder's offer by delivering a written notice to that effect to the Selling Shareholder. Failure by the other Shareholders to accept the Selling Shareholder's offer to sell all of the Offered Shares within such 30-day period shall be deemed a rejection of the offer by the other Shareholders.

                  (iv) If the Company and the other Shareholders reject or are deemed to have rejected the Selling Shareholder's offer to sell the Offered Shares to the Company and the other Shareholders, the Selling


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

         Shareholder shall have the right to sell all (but not less than all) of the Offered Shares to the Third Party at the price and on the terms and conditions stated in the Outside Offer, provided that, before any such transfer may be consummated: (A) the Third Party shall furnish the Company with an opinion of counsel reasonably satisfactory to the
         Company and in form and substance reasonably satisfactory to the Company that the sale and transfer of such Shares does not violate the provisions of any applicable securities laws, (B) the Selling Shareholder shall cause the Third Party to acknowledge and agree in writing to be bound by the terms, conditions and restrictions of this Agreement, and (C) the Selling Shareholder shall comply with the provisions of SECTION 5 relating to co-sale rights.

                  (v) If the consideration proposed to be paid to the Selling Shareholder as described in the Outside Offer includes non-cash consideration, the Outside Offer shall state the fair market value thereof. The Company and the other Shareholders collectively, or any of them, may by written notice to the Selling Shareholder challenge such valuation. In the case of such a challenge, the value of non-cash consideration shall be determined by averaging the values set by the Outside Offer and by the Company if the Company but none of the other Shareholder challenges such valuation, or, if any other Shareholder challenges such valuation then, regardless of whether the Company makes a challenge, by such other Shareholder and not by the Company, provided that the difference between the two values is within ten percent (10%) of the higher of such values. If such difference is not equal to or less than such 10% amount, then the Selling Shareholder and the other party submitting valuations as provided above shall agree upon one appraiser, who shall determine the fair market value of the non-cash consideration for these purposes. In the event that such parties are unable to agree upon such an appraiser, the parties agree that the American Arbitration Association (the "AAA") shall be employed to choose an appraiser, and such person shall determine the fair market value of the non-cash consideration for these purposes. If the appraisal process is utilized, the party whose valuation of the shares less closely approximates the value selected pursuant to the above-described appraisal process, measured by dollar amounts and not by percentages, shall pay all costs of the appraisal process. In the event the right of first refusal is exercised following such appraisal, the exercising party shall pay cash to the Selling Shareholder in lieu of said non-cash consideration equal to the fair market value as so determined.

                  (vi) If the Offered Shares have not been Transferred to the Third Party in accordance with the terms and conditions of the Outside Offer within one hundred twenty (120) days after the other Shareholders reject or are deemed to have rejected the Selling Shareholder's offer pursuant to SECTION 4(c)(iii), then the restrictions provided in this
         SECTION 4 shall again  become  effective  with  respect to such Shares,

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

         and, except as provided in SECTION 4(b), no Transfer of such Shares may be made thereafter without the prior written consent of the other Shareholders or without again offering such Shares to the Company and the other Shareholders in accordance with the provisions of this
         SECTION 4(c).

                  (vii) The closing of any purchase and sale with respect to any Offered Shares above shall be held at the principal offices of the Company on the thirtieth (30th) day after the acceptance of the Selling Shareholder's offers with respect to the Offered Shares, provided that if such thirtieth (30th) day is not a Business Day, the closing shall be held on the next ensuing Business Day. At the closing, the Selling Shareholder shall, and shall cause any custodian or trustee holding Shares for or on behalf of such Selling Shareholder to, deliver to the Company or purchasing Shareholder(s), as applicable, certificates representing the Offered Shares to be sold to each such party pursuant to this SECTION 4(c), duly endorsed for transfer and free and clear of all claims, liens, encumbrances, security interests, and restrictions (except for any restrictions created by this Agreement) and with full warranties of title, and the Company or such purchasing Shareholder(s), as the case may be, shall pay to the Selling Shareholder the aggregate purchase price therefor in cash by wire transfer or other delivery of immediately available funds. The Company or any purchasing Shareholder shall be entitled to set-off against any purchase price otherwise payable under this Agreement to any Selling Shareholder the amount of any obligations owed by such Selling Shareholder to the Company or such purchasing Shareholder, as the case may be, on the closing date. If an obligation is owed by the Selling Shareholder to the Company and the Offered Shares are purchased by any of the other Shareholders, the Company shall be entitled to effect the set-off, and the applicable purchasing Shareholder(s) shall pay the Company (and reduce the purchase price paid to the Selling Shareholder by) the amount so set-off.

                  (viii) If the holder ("PLEDGEE") of a security interest in any Shares pledged or otherwise used as collateral in a lending transaction that is permitted by the parties upon mutual consent (including the Shares of MBE pledged pursuant to the Credit Agreement) forecloses on the Shares subject to the pledge, the Pledgee shall provide the Company and the Shareholders with notice of its foreclosure. Within thirty (30) days of the date of foreclosure, the Pledgee shall in the Pledgee's discretion, either (A) offer all of the foreclosed pledged Shares first to the Company and then to the Shareholders (other than the Pledgor) at Fair Value (as defined below) or (B) if the Pledgee has a bona fide written offer for the foreclosed pledged Shares, offer all of the foreclosed pledged Shares first to the Company and then to the Shareholders (other than the Pledgor) pursuant to the procedures of SECTIONS 4(c)(i)-(vii) above. If the Pledgee fails to make the required offer within the 30-day period, it shall be deemed to have made an offer pursuant to clause (A) of the preceding sentence. The term "FAIR VALUE" shall mean the cash price per Share that a willing buyer (under no compulsion to buy) would pay, and that a willing seller (under no compulsion to sell) would accept, as of the date of the proposed sale by the Pledgee, taking into account all of the assets and liabilities of the Company as of such date as determined in accordance with generally accepted accounting principles consistently applied and the value of the Company as a going concern. An offer at Fair Value shall be governed by SECTIONS 4(c)(ii) and (iii) above, with the Fair Value and number of the foreclosed pledged Shares being deemed for the purposes of this subsection as the Outside Offer and the Offered Shares, respectively, and the Pledgee being deemed for the purposes of this subsection as the Selling Shareholder. For the purposes of this subsection, in an offer for Fair Value, there shall be no other conditions associated with the Outside Offer and the Offered Shares, other than the Fair Value and the number of foreclosed pledged Shares. If the Company and/or the Shareholders fail to purchase all (but not less than all) of the foreclosed pledged Shares, the Pledgee may sell such Shares to an outside party only pursuant to the procedure set forth in SECTION 4(c)(i), (ii) AND (iii). If the Pledgee offers Shares for Fair Value and if the Company notifies the Pledgee in writing within ten (10) days of receipt of a Fair Value offer that, in its good faith judgment it disagrees with the Fair Value, the Fair Value shall be set by appraisal in accordance with the following procedure:

                           (A) Within 30 days after the Fair Value set forth in the Pledgee's offer notice is rejected by the Company and the Shareholders, the Pledgee, on the one hand, and the Company, on the other hand, shall each designate a Qualified Appraiser (as herein defined) to act as its appraiser for the purpose of establishing the Fair Value. A "QUALIFIED APPRAISER" shall mean any Person actively engaged in providing valuations of the Company's business that has not previously been in the employ of the Company or any Shareholder or the Pledgee, or any Affiliate of any Shareholder or the Pledgee.

                           (B) The two (2)  Qualified  Appraisers so named shall
                  certify to the Company and the Pledgee within 30 days thereafter the Fair Value of the Shares, as hereinabove defined. Any valuation not timely certified shall be disregarded. If such appraisers fail to agree on the Fair Value of the Shares, they shall then designate a third appraiser (who shall be a Qualified Appraiser) who shall promptly certify to the Company and the Pledgee its appraisal of the Fair Value of the Shares, which appraisal shall be conclusive. If the first two appraisers fail to designate a third appraiser, then the Company or the Pledgee may request any judge in a court of competent jurisdiction in Georgia to designate said third appraiser (who shall be a Qualified Appraiser), and the designation of said judge shall be conclusive.

                           (C) Subject to reasonable restrictions imposed by the
                  Company in order to protect the Company's business, the appraisers shall have access to all books and records of the

                  Company and shall have the right to examine all of the Company's accounts, securities, assets and equipment.

                           (D) If either  the  Company or the  Pledgee  fails to
                  designate an appraiser within the required time, then the valuation of the appraiser designated by the other party shall be conclusive of the Fair Value of the Shares. Each party shall bear the expense of the appraiser named by such party. The expense of the third appraiser shall be borne equally by the Company and the Pledgee.

         5.  RIGHT OF CO-SALE.
             ----------------

         (a) If the other Shareholders reject or are deemed to have rejected the Selling Shareholder's offer to sell the Offered Shares to the other Shareholders under SECTION 4(c)(iii), the Selling Shareholder shall send a written notice (the "CO-SALE NOTICE") to the other Shareholders as to their rights under this
SECTION 5(a) within ten (10) days after the other Shareholders reject or are deemed to have rejected the Selling Shareholder's offer to sell the Offered Shares to the other Shareholders. Within twenty (20) days after the date of receipt of the Co-Sale Notice, each of the other Shareholders shall notify the Selling Shareholder in writing if such other Shareholder elects to participate in the proposed Transfer of Offered Shares (the other Shareholders electing to participate being referred to as the "PARTICIPATING SHAREHOLDERS"). Each of the Participating Shareholders shall then have the right to Transfer to the Third Party, at the same price and on the same terms as the Selling Shareholder, a number of Shares equal to the number of Offered Shares multiplied by a fraction, the numerator of which is the number of Shares held by the Participating Shareholder, and the denominator is the aggregate number of Shares held by the Selling Shareholder and all of the Participating Shareholders.

         (b) The Participating Shareholders shall enter into an agreement with the Third Party on terms and conditions identical, to the extent practical, to the agreement entered into by the Selling Shareholder containing representations and warranties and other terms and conditions agreed to by the Selling Shareholder.

         6.  FINANCING.
             ---------

         (a) The parties acknowledge that 10,000,000 shares of Common Stock were previously issued to Innotrac upon the organization of the Company. Innotrac hereby agrees to contribute a total of up to $9,000,000 in cash to the capital of the Company (subject to decrease on a dollar for dollar basis to the extent that the Warrant is exercised by MBE), and MBE hereby agrees to contribute a total of $1,000,000 in cash to the capital of the Company, in accordance with the provisions set forth in this SECTION 6; provided, however that if MBE does not exercise the Warrant in full, Innotrac shall have the right to obtain a third party to fulfill its obligation to fund an amount equal to the difference between the aggregate exercise price paid by MBE under the Warrant and $3,000,000 (valued at $0.30 per share), and MBE agrees that shares of Company common stock or other securities will be issued therefor (and the parties agree that SECTION 3(a)(xiii) shall not apply to such transaction). Within 10 days after the date of this Agreement, Innotrac shall contribute $3,000,000 in cash to the capital of the Company, and MBE shall contribute $1,000,000 in cash to the capital of the Company. In consideration of such contributions, the Company shall, promptly after receipt of such contributions, issue 10,000,000 shares of the Company's common stock to Innotrac and 3,333,333 shares of the Company's common stock to MBE, and the $3,000,000 and $1,000,000 to be paid by Innotrac and MBE, respectively, shall be deemed fair and adequate consideration for such issuance of Common Stock. Innotrac agrees to contribute an additional $3,000,000 (of the $9,000,000 referenced in the second sentence of this SECTION 6) to the Company when a majority of the Board of Directors deems it necessary and appropriate. Prior to December 29, 2000, if MBE has not exercised the Warrant in full, and Innotrac has contributed an aggregate of $6,000,000 in the Company and the Board of Directors unanimously determines that it is necessary and appropriate to obtain additional capital, Innotrac at its discretion will fund up to $3,000,000 in the form of a loan by Innotrac to the Company, which shall bear a market rate of interest. If the Warrant is exercised, the loan will be repaid from the proceeds of the Warrant. If the loan is not repaid in full in this manner, at Innotrac's option, the Company will either convert the loan into additional Shares (valued at $0.30 per share) or Innotrac may obtain an additional investor in the Company whose capital contribution will be used to repay the loan in full (and the parties agree that SECTION 3(a)(xiii) will not apply to such transaction). After December 29, 2000, the Board of Directors by unanimous vote and subject to Innotrac's concurrence, will determine the timing of any capital contribution Innotrac makes over an aggregate (since the date of this Agreement) of $6,000,000 and up to $9,000,000. Innotrac and MBE agree that the outstanding Shares owned by Innotrac and MBE shall be adjusted on and as of February 28, 2001 so that each owns that number of the then outstanding Shares equal to its pro rata contribution to the capital of the Company.

         (b) A Warrant to purchase 10,000,000 Shares of Company Common Stock, in the form of EXHIBIT A hereto, will be issued to MBE on the date that 3,333,333 shares are issued to MBE.

         (c) Except as set forth in SECTION 6(a), no Shareholder shall have any obligation to make any contributions to the capital of the Company, purchase additional Shares or otherwise invest any funds in the Company. From time to time the Shareholders may make contributions to the capital of the Company in addition to those provided for above if and to the extent they so desire, and if the Board of Directors determines that such additional capital contributions are necessary or appropriate in connection with the conduct of the Company's Business (including without limitation, expansion or diversification). In such event, the Shareholders shall have the opportunity (but not the obligation) to participate in such additional capital contributions on a pro rata basis in accordance with the number of Shares held of record by the Shareholders.

         7.  BINDING ON TRANSFEREES.
             ----------------------

         (a) Anything herein to the contrary notwithstanding, no Transfer (by operation of law or otherwise) of any of the Shares or any right to obtain Shares shall have any force, validity or effect, or vest in the transferee any rights with respect thereto, unless and until (i) the restrictions regarding such transaction contained in this Agreement shall have been complied with and
(ii) such transferee shall have agreed in writing to be bound by the provisions of this Agreement with the same force and effect as if such transferee had initially been a party to this Agreement, and such transferee shall thereafter be deemed to be a Shareholder for purposes of this Agreement.

         (b) Except as otherwise expressly provided herein, the provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, all subsequent holders of any Shares.

         8.  VOTING AND LEGEND.
             -----------------

         (a) The parties agree to take all such actions and to vote the Shares owned or controlled by them at all times in such manner as to effectuate the agreements, covenants, restrictions and policies of this Agreement.

         (b) Each certificate representing any Shares now or hereafter issued to or acquired by any Shareholder or any transferee, successor or assign of any Shareholder, shall bear the following or comparable legends, appropriately completed as to date, together with any other legends required under applicable law (and the Shareholders agree to the restrictions referred to therein):

         "TRANSFER OF ANY OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE EXERCISE OF ANY VOTING RIGHTS OF SUCH SHARES ARE RESTRICTED BY AND ENTITLED TO THE BENEFITS OF THAT CERTAIN SHAREHOLDERS AGREEMENT, DATED MAY 16, 2000, BY AND AMONG THE COMPANY AND ITS SHAREHOLDERS, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY."

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR THE PURPOSE OF INVESTMENT AND IN RELIANCE UPON THE STATUTORY EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT,
         SECTION 10-5-9(13) OF THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED, AND SIMILAR PROVISIONS OF ANY OTHER APPLICABLE STATE SECURITIES LAWS.

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN ACCORDANCE WITH THOSE ACTS AND ALL OTHER APPLICABLE STATE SECURITIES LAWS."

         9.  AGREEMENT OF THE COMPANY.
             ------------------------

         The Company agrees for itself and for its successors and assigns: (a) to be bound by this Agreement; (b) not to transfer, issue or reissue any of the Shares in violation of this Agreement or without requiring proof of compliance with this Agreement and, if such transferee or recipient is not already a party hereto, requiring the transferee or recipient of such Shares to agree in writing to become a party to and be bound by this Agreement as a "Shareholder;" and (c) to place the appropriate legend set forth in SECTION 8 on all certificates for Shares issued by the Company during the term of this Agreement.

         10.  TERMINATION.
              -----------

         This Agreement shall terminate and shall be of no further force or effect upon the earliest to occur of:

         (a) the written agreement of all parties hereto to terminate this Agreement;

         (b) the dissolution or liquidation of the Company, or the voluntary filing of a petition in bankruptcy by the Company, or the inability of the Company to pay its debts as they become due;

         (c) at such time as all of the Shares are held by the same Person;

         (d) a Qualified Public Offering; or

         (e) in the case only of those terms constituting voting or other agreements limited to a term of 20 years by Official Code of Georgia Annotated,
Section 14-2-731 (or any successor statute), the date that is the later of the 20th anniversary of the date of this Agreement, or any later date either permitted by any successor to such statute or permitted because of the agreement of the Shareholders to a renewal of this Agreement or a renewal of such terms after the date hereof, it being the intent of the Shareholders to continue in effect all terms herein to the extent permitted by law until one of the events specified in clauses (a) through (d) occurs.

         11.  MISCELLANEOUS.
              -------------

         (a)  DISPUTE  RESOLUTION.  The parties  endeavor to settle  amicably by
              -------------------
mutual discussions any disputes, differences, or claims whatsoever related to this Agreement. Failing such amicable settlement, any controversy, claim, or dispute arising under or relating to this Agreement, including the existence, validity, interpretation, performance, termination or breach thereof, shall finally be settled by arbitration in accordance with the Arbitration Rules of the AAA. Unless otherwise agreed by the parties in writing, any arbitration proceeding shall take place in metropolitan Atlanta, Georgia. Notwithstanding any provision of this Agreement relating to which state laws govern this Agreement, all issues relating to arbitrability or the enforcement of the agreement to arbitrate contained herein shall be governed by the Federal Arbitration Act and the federal common law of arbitration. There will be three
(3) arbitrators (the "ARBITRATION TRIBUNAL"), the first of which will be appointed by the claimant in its notice of arbitration, the second of which will be appointed by the respondent within thirty (30) days of the appointment of the first arbitrator and the third of which will be jointly appointed by the party-appointed arbitrators within thirty (30) days thereafter. The Arbitration Tribunal will not have the authority to award punitive damages to either party. Each party shall bear its own expenses, but the parties will share equally the expenses of the Arbitration Tribunal and the AAA. Judgment upon an arbitration award may be entered in any court having competent jurisdiction and shall be final, binding and non-appealable.

         (b) CONSENTS.  Any approval or consent  required to be given under this
             --------
Agreement may be evidenced by one or more written consents, unless otherwise required by law, the Articles or the Bylaws.

         (c) NOTICES. All notices and other communications required or permitted
             -------
to be given or made hereunder shall be in writing and delivered personally or sent by pre-paid, first class certified or registered mail, return receipt requested, or by facsimile transmission, to the intended recipient thereof at its address or facsimile number set forth below:

         To the Company:   Return.com Online, Inc.
                           6655 Sugarloaf Parkway
                           Duluth, Georgia 30097
                           Attn: Scott D. Dorfman
                           Facsimile: (678) 475-5840

         To Innotrac:      Innotrac Corporation
                           6655 Sugarloaf Parkway
                           Duluth, Georgia 30097
                           Attn: Scott D. Dorfman
                           Facsimile: (678) 475-5840

         To MBE:           Mail Boxes Etc. USA, Inc.
                           6060 Cornerstone Court, West
                           San Diego, California  92121-3795
                           Attn: Thomas K. Herskowitz
                           Facsimile: (858) 625-3196

Any such notice or communication shall be deemed to have been duly given immediately (if given or made in person or by facsimile confirmed by mailing a copy thereof to the recipient in accordance with this SECTION 11(c) on the date of such facsimile), or three days after mailing (if given or made by mail), and in proving same it shall be sufficient to show that the envelope containing the same was delivered to the delivery or postal service and duly addressed, or that receipt of a facsimile was confirmed by the recipient as provided above. Any party may change the address or facsimile number to which notices or other communications to such party shall be delivered, mailed or transmitted by giving notice thereof to the other parties hereto in the manner provided herein.

         (d)  GOVERNING LAW.  The validity and effect of this Agreement shall be
              -------------
governed by and construed and enforced in accordance with the laws of the State of Georgia, without giving effect to its rules governing choice of law.

         (e) PARTIAL INVALIDITY AND SEVERABILITY OR TERMINATION.  All rights and
             --------------------------------------------------
restrictions contained herein are severable, may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws, and are intended to be limited to the extent necessary not to render this Agreement illegal, invalid or unenforceable. If any term of this Agreement shall be held to be illegal, invalid or unenforceable, or if any such term shall terminate pursuant to SECTION 10(e), it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

         (f) WAIVER. No failure on the part of any party hereto to exercise, and
             ------
no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

         (g)  FURTHER DOCUMENTS  AND ACTIONS.  The parties  hereby agree to take
              ------------------------------
such further actions and execute and deliver such further documents as may be necessary or convenient from time to time to carry out more effectively the intent and purposes of this Agreement and to establish and protect the rights and remedies created or intended to be created hereunder.

         (h) HEADINGS.  The headings as to the contents of  particular  sections
             --------
are inserted only for convenience and shall not be construed as a part of this Agreement or as a limitation or expansion of the scope of any of the terms or provisions of this Agreement.

         (i) GENDER,  ETC. Where the context  requires,  the use of the singular
             -------------
form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

         (j) ENTIRE AGREEMENT.  This Agreement  supersedes all prior discussions
             ----------------
and agreements among the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of each party to be bound thereby.

         (j)  COUNTERPARTS.  This  Agreement  may be  executed  in  one or  more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         (k)  SPECIFIC PERFORMANCE.  Each of the parties acknowledges and agrees
              --------------------
that a breach or threatened breach of any of the terms of this Agreement would result in material and irreparable damage to the other parties and that it would be impossible to measure in monetary terms the damages that would accrue upon a breach hereof. Therefore, the parties acknowledge and agree that any non-breaching party shall be entitled to injunctive relief by a court of appropriate jurisdiction in the event of a breach or threatened breach of any of the terms contained in this Agreement, and each party hereby waives the claim or defense that any other party hereto has an adequate remedy at law.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal as of the day and year first above written.



(CORPORATE SEAL)                        RETURN.COM ONLINE, INC.


Attest:   /s/ David L. Gamsey
       ---------------------------
                                        By:     /s/ Scott Dorfman
                                           -------------------------------------
                                           Name:    Scott Dorfman
                                                --------------------------------
                                           Title:   Chairman
                                                 -------------------------------



(CORPORATE SEAL)                        INNOTRAC CORPORATION


Attest:   /s/ David L. Gamsey
       ---------------------------
                                        By:     /s/ Scott Dorfman
                                           -------------------------------------
                                           Name:    Scott Dorfman
                                                --------------------------------
                                           Title:   CEO/President
                                                 -------------------------------



(CORPORATE SEAL)                        MAIL BOXES ETC. USA, INC.


Attest:   /s/ Paul Maas
       ---------------------------
                                        By:     /s/ Thomas K. Herskowitz
                                           -------------------------------------
                                           Name:    Thomas K. Herskowitz
                                                --------------------------------
                                           Title:   CFO/CRO
                                                 -------------------------------

                                    EXHIBIT A
                                    ---------

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE SECURITIES LAWS

                              COMMON STOCK WARRANT
                                       OF
                             RETURN.COM ONLINE, INC.

                                      NO. 1

                                  May __, 2000


                          Void after December 29, 2000

         THIS CERTIFIES THAT, for value received, _______________________ (together with any permitted assigns, the "WARRANTHOLDER") is entitled to purchase from Return.com Online, Inc., a Georgia corporation (the "COMPANY"), 10,000,000 shares of Common Stock, par value $0.10 per share, of the Company ("COMMON STOCK") subject to the terms and conditions contained herein. The exercise price per share applicable to this Warrant (the "EXERCISE PRICE") shall be $0.35 per share of Common Stock. The Exercise Price and such number of shares shall be subject to adjustment upon the occurrence of the contingencies set forth in this Warrant.

         Upon delivery of this Warrant, together with payment of the Exercise Price multiplied by the total number of shares of Common Stock thereby purchased (the "AGGREGATE EXERCISE PRICE"), at the principal office of the Company or at such other office or agency as the Company may designate by notice in writing to the holder hereof, the holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The date at which the Company receives (i) this Warrant and (ii) payment for the shares of Common Stock, either by payment in cash, or by check, or wire transfer, shall be referred to herein as the "EXERCISE DATE." All shares of Common Stock which may be issued upon the exercise of this Warrant ("WARRANT SHARES") shall, upon issuance, be fully paid, validly issued and non-assessable, free from all taxes, liens and charges.

         This Warrant is subject to the following terms and conditions:

         1.  EXERCISE OF WARRANT.
             -------------------

         1.1 TIME OF EXERCISE.
             ----------------

         (a) This Warrant may be exercised in whole or in increments of 3,333,333 shares commencing on the date hereof until 5:00 p.m. on December 29, 2000, and if such day is not a business day, then on the next business day thereafter.

         (b) The issuance of certificates for shares upon exercise of this Warrant shall be made without charge to the holder thereof for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of the shares.

         (c) The Company shall not close its books against the transfer of this Warrant or of any shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         (d) The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of shares issuable upon the exercise of this Warrant.

         1.2  METHOD OF EXERCISE.  While this Warrant  remains  outstanding  and
              ------------------
exercisable in accordance with SECTION 1.1, the Warrantholder may exercise, in whole or in increments of 3,333,333 shares, the purchase rights evidenced hereby. Such exercise shall be effected by:

         (a) the surrender of the Warrant at the principal office of the Company; and

         (b) the payment to the Company by wire transfer or check of the Aggregate Exercise Price for all shares of Common Stock purchased.

         1.3  CERTIFICATES FOR SHARES.  The Company shall,  within 10 days after
              -----------------------
the Exercise Date, prepare a certificate for the shares of Common Stock purchased in the name of the holder of this Warrant, or as such holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such holder hereof of any applicable transfer taxes). In case the Warrantholder shall, subject to the restrictions contained herein on the increment that may be purchased, exercise this Warrant with respect to less than all of the shares of Common Stock that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such shares and deliver such new warrant to the Warrantholder.

         1.4  WARRANT REGISTER.  The  Company  shall  maintain at its  principal
              ----------------
executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Warrantholder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

         2.  CERTAIN ADJUSTMENTS.
             -------------------

         2.1  EXERCISE PRICE; ADJUSTMENT OF NUMBER OF SHARES. The Exercise Price
              ----------------------------------------------
set forth in SECTION 1 hereof and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

         2.2 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If
             ---------------------------------------------------------------
any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another entity, or the sale of all or substantially all of the Company's assets to another person or entity (collectively referred to as a "TRANSACTION") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such Transaction, reasonable, lawful and adequate provisions shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, upon exercise of this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such number, amount and like kind of shares of stock, securities, cash or assets as may be issued or payable pursuant to the terms of the Transaction with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby as if such shares were outstanding immediately prior to the Transaction, and in any such case appropriate provision shall be made with respect to the rights and interests of the holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

         2.3  STOCK SPLITS, STOCK DIVIDENDS AND REVERSE STOCK SPLITS. In case at
              ------------------------------------------------------
any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

         2.4 ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If at any time prior
             ---------------------------------------------
to the Expiration Date the Company shall issue any Additional Shares of Common Stock for a consideration per share (the "SUBSEQUENT ISSUE PRICE") less than the Exercise Price as in effect immediately prior to such issuance, the Exercise Price shall be reduced to the price calculated by dividing (i) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Exercise Price then in effect plus (y) the aggregate consideration, if any, received by the Company in connection with such issuance, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance.

         For purposes of this SECTION 2.4, "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or issuable by the Company after the Original Issue Date, other than shares issued (i) under the Company's employee stock option plan as approved by the Company's Board of Directors, (ii) in conversion of existing debt, (iii) upon exercise of options or warrants existing as of the date of this Warrant, (iv) for the purpose of acquiring another entity, or (v) in stock dividends, stock splits, continuations, recapitalizations, mergers and reorganizations. For purposes of this SECTION 2.4, in the case of convertible securities, there shall be determined the price per share for which Additional Shares of Common Stock are issuable upon the conversion or exchange thereof, such determination to be made by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon conversion or exchange thereof by (ii) the maximum aggregate number of additional Shares of Common Stock issuable upon conversion or exchange of all such convertible securities for such minimum aggregate amount of additional consideration; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such convertible securities, whether or not then exercisable or convertible) of such maximum number of Additional Shares of common stock at the price per share so determined.

         If any rights of conversion or exchange evidenced by convertible securities the issuance of which resulted in an adjustment to the Exercise Price and the number of Warrant Shares issuable hereunder pursuant to this SECTION 2.4 shall expire without having been exercised, or if any such convertible securities are exercised for a consideration greater than or for a number of Additional Shares of Common Stock less than those used for purposes of determining the adjustment to the Exercise Price provided in this SECTION 2.4, the adjusted Exercise Price shall forthwith be readjusted to such Exercise Price as would have been in effect had an adjustment with respect to such Convertible Securities been made on the basis that the only Additional Shares of Common Stock issued or sold were those issued upon the conversion or exchange of such convertible securities, and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of such Convertible Securities.

         Notwithstanding anything to the contrary in this SECTION 2.4, in no event shall (i) the Exercise Price be increased or (ii) the number of Warrant Shares purchasable hereunder be decreased pursuant to the provisions of this
SECTION 2.4.

         2.5  DISSOLUTION, LIQUIDATION OR WIND-UP. In case the Company shall, at
              -----------------------------------
any time prior to the exercise of this Warrant, dissolve, liquidate or wind up its affairs, the holder hereof shall be entitled, upon the exercise of this Warrant, to receive, in lieu of the Warrant Shares which the holder would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to such holder upon any such dissolution, liquidation or winding up with respect to such Warrant Shares, had such holder hereof been the holder of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution.

         2.6  ACCOUNTANT'S  CERTIFICATE.  In each case of an  adjustment  in the
              -------------------------
Exercise Price, number of Warrant Shares or other stock, securities or property receivable upon the exercise of this Warrant, the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (i) the number of shares of Common Stock of each class outstanding or deemed to be outstanding,
(ii) the adjusted Exercise Price and (iii) the number of Warrant Shares issuable upon exercise of this Warrant. The Company will forthwith mail a copy of each such certificate to the holder hereof. In the event that the holder disputes such adjustment, the holder shall be entitled to select a firm of independent certified public accountants of national standing and paid for by the holder to certify such adjustment and the Company and the holder shall use their good faith best efforts to agree on such adjustment based on the computations of the Company and such accounting firm. In the event that the Company and the holder are still unable to reach agreement as to such adjustment, the Company and the holder agree to submit such determination to binding arbitration. Upon determination of such adjustment, the Board of Directors shall forthwith make the adjustments described therein.

         3.  REPRESENTATIONS  AND  WARRANTIES  OF  WARRANTHOLDER.  Warrantholder
             ---------------------------------------------------
hereby represents and warrants that:

         3.1  PURCHASE  ENTIRELY  FOR OWN  ACCOUNT.  This Warrant and the Common
              ------------------------------------
Stock issuable upon exercise hereof (collectively, the "SECURITIES") will be acquired for investment for Warrantholder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Warrantholder has no present intention of selling, granting any participation in, or otherwise distributing the same. As of the date hereof, Warrantholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any person with respect to any of the Securities. Warrantholder represents that it has full power and authority to enter into this Warrant.

         3.2  INVESTMENT EXPERIENCE.  Warrantholder acknowledges that it is able
              ---------------------
to protect its own economic interests, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in this Warrant. Warrantholder also represents it has not been organized for the purpose of acquiring this Warrant.

         3.3  ACCREDITED INVESTOR.  Warrantholder  is an  "accredited  investor"
              -------------------
within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the "ACT").

         3.4  RESTRICTED   SECURITIES.   Warrantholder   understands   that  the
              -----------------------
Securities are characterized as "restricted securities" under the Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the Act such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Warrantholder represents that although it is familiar with Rule 144 promulgated under the Act and understands the resale limitations imposed thereby and by the Act, it acknowledges that Rule 144 is not available to the Company and its securityholders and the Company does not presently contemplate that it will be available in the future. Warrantholder may not transfer or assign this Warrant. The transfer of the underlying common stock will be subject to the terms of that certain Shareholders Agreement dated May 16, 2000 between the Company and its shareholders. The certificates representing the Warrant Shares issued pursuant hereto shall bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE SECURITIES LAWS.

         4.  MISCELLANEOUS.
             -------------

         4.1 SUCCESSORS AND ASSIGNS.  The terms of this Warrant shall be binding
             ----------------------
upon and shall inure to the benefit of any successors or assigns of the Company and of the holder hereof and of the Common Stock issued upon the exercise hereof.

         4.2  NO RIGHTS AS  SHAREHOLDER.  No  Warrantholder,  as such,  shall be
              -------------------------
entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

         4.3  NO FRACTIONAL  SHARES.  No  fractional  share shall be issued upon
              ---------------------
exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay Warrantholder a sum in cash equal to the fair market value of such fraction on the date of exercise.

         4.5  REPLACEMENT.  Upon receipt of evidence reasonably  satisfactory to
              -----------
the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like data and tenor.

         4.6  BUSINESS DAYS.  If the last or appointed day for the taking of any
              -------------
action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

         4.7  GOVERNING LAW. This Warrant shall be governed by the internal laws
              -------------
of the State of Georgia, as applied to contracts between residents of Georgia and to be performed entirely within Georgia, without regard to the application of conflict of law rules.

         4.8  AGREEMENT BY WARRANTHOLDER.  Receipt of this Warrant by the holder
              --------------------------
hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

         5.  AMENDMENT.  Any  term  of  this  Warrant  may be  amended  and  the
             ---------
observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holder hereof.

         IN WITNESS WHEREOF, Return.com Online, Inc. has caused this Warrant to be signed by its duly authorized officer.


                                    RETURN.COM ONLINE, INC.



                                    By:
                                          --------------------------------------
                                          Scott D. Dorfman, President and Chief
                                          Executive Officer